UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 8, 2011 (March 3, 2011)

HEALTHWAYS, INC.
(Former name or former address, if changed since last report)

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 3, 2011, Healthways, Inc.’s (the “Company”) President, Stefen F. Brueckner, resigned his position as President of the Company effective April 1, 2011, to assume the role of senior advisor reporting to the Chief Executive Officer.  Ben R. Leedle, Jr., Chief Executive Officer, will resume the role of President.  A copy of the press release is attached hereto as Exhibit 99.1.

                (c) On March 4, 2011, the Company appointed Ben R. Leedle, Jr. as President of the Company effective April 1, 2011, in conjunction with Mr. Brueckner’s resignation from the position as described above.  Mr. Leedle, 50, also serves as the Company's Chief Executive Officer, a position he has held since September 2003.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:
Exhibit 99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWAYS, INC.

By:	/s/ Alfred Lumsdaine
Alfred Lumsdaine
Chief Financial Officer

Date:  March 8, 2011

EXHIBIT INDEX

Exhibit 99.1	Press Release dated March 8, 2011